Income Taxes	9 Months Ended
Sep. 30, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The following is a reconciliation of income taxes at the statutory rate of 35% to the provision for income taxes as shown in the Statement of Earnings (dollars in millions):

	2014		2013		2012
	Amount	% of EBT	Amount	% of EBT	Amount	% of EBT
Earnings before income taxes (“EBT”)	$352		$391		$319

Income taxes at statutory rate	$123	35%	$137	35%	$112	35%
Effect of permanent items	(3)	(1%)	(1)	—%	(2)	(1%)
Provision for income taxes as shown in the Statement of Earnings	$120	34%	$136	35%	$110	34%

GALIC’s 2012 — 2014 tax years remain subject to examination by the IRS.

GALIC did not have any earnings or losses subject to tax in a foreign jurisdiction for the years ended December 31, 2014, 2013 and 2012.

The total income tax provision (credit) consists of (in millions):

	2014	2013	2012
Current taxes:
Federal	$170	$193	$118
State	4	2	2
Deferred taxes:
Federal	(54)	(59)	(10)
Provision for income taxes	$120	$136	$110

Deferred income tax assets and liabilities reflect temporary differences between the carrying amounts of assets and liabilities recognized for financial reporting purposes and the amounts recognized for tax purposes. The significant components of deferred tax assets and liabilities included in the Balance Sheet at December 31 were as follows (in millions):

	2014			2013
	Excluding Unrealized Gains	Impact of Unrealized Gains	Total	Excluding Unrealized Gains	Impact of Unrealized Gains	Total
Deferred tax assets:
Insurance claims and reserves	$357	$39	$396	$284	$25	$309
Other, net	25	(11)	14	31	(8)	23
Total deferred tax assets	382	28	410	315	17	332
Deferred tax liabilities:
Investment securities	(23)	(464)	(487)	(13)	(300)	(313)
Deferred policy acquisition costs	(313)	184	(129)	(310)	118	(192)
Total deferred tax liabilities	(336)	(280)	(616)	(323)	(182)	(505)
Net deferred tax assets (liabilities)	$46	$(252)	$(206)	$(8)	$(165)	$(173)

The likelihood of realizing deferred tax assets is reviewed periodically. There was no valuation allowance against deferred tax assets as of December 31, 2014 and 2013.

The increase in the deferred tax assets related to insurance claims and reserves reflects growth in the annuity business and the impact of the increase in unrealized gains on fixed maturity securities.

The changes in the deferred tax liabilities related to investment securities and deferred policy acquisition costs at year end 2014 compared to 2013 are due primarily to the increase in unrealized gains on fixed maturity securities.
In July 2014, AFG finalized a settlement with the IRS related to tax years 2008 and 2009. As a result, GALIC’s uncertain tax positions are now effectively settled, allowing GALIC to reduce its liability for uncertain tax positions by $13 million in the third quarter of 2014. Although GALIC will pay $9 million under this settlement, the reduction in this liability resulted in offsetting increases to GALIC’s deferred tax liability and, as a result, did not impact its effective tax rate. The following is a progression of GALIC’s uncertain tax positions, excluding interest and penalties, which all relate to the uncertainty as to the timing of tax return inclusion of investment income of certain debt securities (in millions):

	2014	2013	2012
Balance at January 1	$13	$12	$17
Reductions for tax positions of prior years	(4)	—	(7)
Additions for tax positions of current year	—	1	2
Settlements	(9)	—	—
Balance at December 31	$—	$13	$12

GALIC’s provision for income taxes included a benefit of $1 million in 2014 and an expense of less than $1 million in 2013 and 2012 of interest (net of federal benefit or expense). GALIC’s liability for interest related to unrecognized tax benefits was $1 million at December 31, 2013 (net of federal benefit); no penalties were accrued at that date.

Cash payments for income taxes, net of refunds, were $227 million, $135 million and $148 million for 2014, 2013 and 2012, respectively.